Exhibit 8(c)

JOINDER AGREEMENT AND AMENDMENT

TO

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT is made as of January 1, 2015 by and between each of the registrants set out on Exhibit A on behalf of its series specified on Exhibit A (each such registrant and series a “Fund”) and BNY MELLON INVESTMENT SERVICING (US) INC. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”).

BACKGROUND:

A.	WHEREAS, BlackRock Capital Appreciation Fund, Inc. and BNY Mellon are parties to an Administration and Accounting Services Agreement dated as of June 25, 2010 (the “Administration Agreement”).

B.	WHEREAS, Joinder Agreements were entered into November 5, 2012, January 14, 2013, January 28, 2013, February 11, 2013, February 25, 2013, March 4, 2013 and May 1, 2014 each for the purpose of adding certain Funds to the Administration Agreement.

C.	WHEREAS, each Fund listed on Schedule 1 and BNY Mellon desire that each series listed on Schedule 1 hereto (collectively, the “New Funds”) be added as a party to the Administration Agreement and receive the administrative and accounting services set forth in the Administration Agreement.

D.	FURTHER, the parties desire to amend the Administration Agreement as set forth herein.

TERMS:

NOW, THEREFORE, the parties hereby agree that:

1.	By executing this Agreement, each Fund and BNY Mellon agree to add each New Fund as a party to the Administration Agreement, and each New Fund and BNY Mellon agree to be bound by, and to comply with the terms of the Administration Agreement in the same manner as if each New Fund were an original signatory to the Administration Agreement. For the avoidance of doubt, each investment company listed on Schedule 1 shall be considered to have a separate agreement with BNY Mellon and hereby appoints BNY Mellon to provide administrative and accounting services in accordance with the terms set forth in the Administration Agreement. BNY Mellon accepts such appointment and agrees to furnish such services.

2.	The second Section 13(xii) of the Administration Agreement is hereby amended by replacing “(xii)” with “(xiv)” and removing the word “and”.

3.	The current Section 13(xiv) of the Administration Agreement is hereby amended by replacing “(xiv)” with “(xv)” and adding the word “and” after the “;”.

4.	Section 13 of the Administration Agreement is hereby amended and supplemented by adding a new subsection as follows:

“(xvi)	As appropriate, compute yields, total return, expense ratios, portfolio turnover rate, and, if required, portfolio average dollar-weighted maturity.”

5.	Section 14(ix) of the Administration Agreement is hereby amended by deleting the word “and”.

6.	Section 14(x) of the Administration Agreement is hereby amended by replacing the “.” with “;”.

7.	Section 14(xi) of the Administration Agreement is hereby amended by replacing the “.” with “; and”.

8.	Section 14 of the Administration Agreement is hereby amended and supplemented by adding a new subsection as follows:

“(xii)	In connection with the Fund’s obligations under Rule 38a-1 of the 1940 Act, (i) provide, via internet access or otherwise, its policies and procedures related to the services that it is required to perform pursuant to this Agreement and summaries thereof, (ii) provide notification (via e-mail or otherwise) of updates to its aforementioned policies and procedures, and (iii) upon request provide quarterly certifications with respect to its aforementioned policies and procedures.”

9.	Exhibit A to the Administration Agreement shall be amended and restated as attached hereto to add the New Funds as parties to the Administration Agreement.

10.	Miscellaneous.

(a)	As hereby amended and supplemented, the Administration Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Agreement with respect to each New Fund and the terms of the Administration Agreement, this Agreement shall control.

(b)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below on the date and year first above written.

BLACKROCK CAPITAL APPRECIATION FUND, INC.

MANAGED ACCOUNT SERIES

MASTER VALUE OPPORTUNITIES LLC

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER BASIC VALUE LLC

BLACKROCK BASIC VALUE FUND, INC.

MASTER FOCUS GROWTH LLC

BLACKROCK FOCUS GROWTH FUND, INC.

BLACKROCK MASTER LLC

BLACKROCK SERIES, INC.

BLACKROCK VARIABLE SERIES FUNDS, INC.

MASTER BOND LLC

BLACKROCK BOND FUND, INC.

BLACKROCK BALANCED CAPITAL FUND, INC.

MASTER LARGE CAP SERIES LLC

BLACKROCK LARGE CAP SERIES FUNDS, INC.

BLACKROCK SERIES FUND, INC.

BLACKROCK FUNDS

BLACKROCK FUNDS II

In each case on behalf of the respective series set out on Exhibit A

By:
Name:	Scott Hilton
Title:	Assistant Treasurer

BNY MELLON INVESTMENT SERVICING (US) INC.

By:
Name:
Title:

Schedule 1

BlackRock FundsSM

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Commodity Strategies Fund

BlackRock Cayman Commodity Strategies Fund, Ltd.

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Market Allocation Portfolio

BlackRock Cayman Emerging Market Allocation Fund, Ltd.

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Exchange Portfolio

BlackRock Flexible Equity Fund

BlackRock Flexible Equity Fund Subsidiary, Ltd.

BlackRock Global Long/Short Credit Fund

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Macro Themes Fund

BlackRock Cayman Macro Themes Fund, Ltd.

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Money Market Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Cayman Multi-Asset Real Return Fund, Ltd.

BlackRock Municipal Money Market Portfolio

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Ohio Municipal Money Market Portfolio

BlackRock Pennsylvania Municipal Money Market Portfolio

BlackRock Real Estate Securities Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Small Cap Growth Equity Portfolio

BlackRock Strategic Risk Allocation Fund

BlackRock Cayman Strategic Risk Allocation Fund, Ltd.

BlackRock Ultra-Short Obligations Fund

BlackRock U.S. Opportunities Portfolio

BlackRock U.S. Treasury Money Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock Dynamic High Income Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Dividend Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Multi-Asset Income Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd.

BlackRock U.S. Government Bond Portfolio

LifePath® Active 2015 Portfolio

LifePath® Active 2020 Portfolio

LifePath® Active 2025 Portfolio

LifePath® Active 2030 Portfolio

LifePath® Active 2035 Portfolio

LifePath® Active 2040 Portfolio

LifePath® Active 2045 Portfolio

LifePath® Active 2050 Portfolio

LifePath® Active 2055 Portfolio

Amended and Restated

EXHIBIT A

This EXHIBIT A, dated as of January 1, 2015, is the Exhibit A to that certain Administration and Accounting Services Agreement dated as of June 25, 2010, by and between each of the investment companies listed below and BNY Mellon Investment Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.).

FUND NAME
BlackRock Capital Appreciation Fund, Inc.
Managed Account Series
BlackRock U.S. Mortgage Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio
Master Value Opportunities LLC (Master)
BlackRock Value Opportunities Fund, Inc. (Feeder)
Master Basic Value LLC (Master)
BlackRock Basic Value Fund, Inc. (Feeder)
Master Focus Growth LLC (Master)
BlackRock Focus Growth Fund, Inc. (Feeder)
BlackRock Master LLC
BlackRock Master International Portfolio (Master)
BlackRock Master Small Cap Growth Portfolio (Master)
BlackRock Series, Inc.
BlackRock International Fund (Feeder)
BlackRock Small Cap Growth Fund II (Feeder)
BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund
BlackRock Equity Dividend V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock International V.I. Fund
BlackRock iShares® Alternative Strategies V.I. Fund
BlackRock iShares® Dynamic Allocation V.I. Fund
BlackRock iShares® Dynamic Fixed Income V.I. Fund
BlackRock iShares® Equity Appreciation V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Managed Volatility V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock U.S. Government Bond V.I. Fund
BlackRock Value Opportunities V.I. Fund

Master Bond LLC
Master Total Return Portfolio (Master)
BlackRock Bond Fund, Inc.
BlackRock Total Return Fund (Feeder)
BlackRock Balanced Capital Fund, Inc. (Feeder)
Master Large Cap Series LLC
Master Large Cap Core Portfolio (Master)
Master Large Cap Growth Portfolio (Master)
Master Large Cap Value Portfolio (Master)
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund (Feeder)
BlackRock Large Cap Core Retirement Portfolio (Feeder)
BlackRock Large Cap Growth Fund (Feeder)
BlackRock Large Cap Growth Retirement Portfolio (Feeder)
BlackRock Large Cap Value Fund (Feeder)
BlackRock Large Cap Value Retirement Portfolio (Feeder)
BlackRock Large Cap Core Plus Fund
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation Portfolio
BlackRock High Yield Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio
BlackRock Total Return Portfolio
BlackRock U.S. Government Bond Portfolio
BlackRock FundsSM
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Commodity Strategies Fund
BlackRock Cayman Commodity Strategies Fund, Ltd.
BlackRock Disciplined Small Cap Core Fund
BlackRock Emerging Market Allocation Portfolio
BlackRock Cayman Emerging Market Allocation Fund, Ltd.
BlackRock Emerging Markets Dividend Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Exchange Portfolio
BlackRock Flexible Equity Fund
BlackRock Flexible Equity Fund Subsidiary, Ltd.
BlackRock Global Long/Short Credit Fund
BlackRock Global Long/Short Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio
BlackRock International Opportunities Portfolio

BlackRock Macro Themes Fund
BlackRock Cayman Macro Themes Fund, Ltd.
BlackRock Managed Volatility Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Money Market Portfolio
BlackRock Multi-Asset Real Return Fund
BlackRock Cayman Multi-Asset Real Return Fund, Ltd.
BlackRock Municipal Money Market Portfolio
BlackRock New Jersey Municipal Money Market Portfolio
BlackRock North Carolina Municipal Money Market Portfolio
BlackRock Ohio Municipal Money Market Portfolio
BlackRock Pennsylvania Municipal Money Market Portfolio
BlackRock Real Estate Securities Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Short Obligations Fund
BlackRock Short-Term Treasury Fund
BlackRock Small Cap Growth Equity Portfolio
BlackRock Strategic Risk Allocation Fund
BlackRock Cayman Strategic Risk Allocation Fund, Ltd.
BlackRock Ultra-Short Obligations Fund
BlackRock U.S. Opportunities Portfolio
BlackRock U.S. Treasury Money Market Portfolio
BlackRock Virginia Municipal Money Market Portfolio
BlackRock Funds II
BlackRock Aggressive Growth Prepared Portfolio
BlackRock Conservative Prepared Portfolio
BlackRock Core Bond Portfolio
BlackRock Dynamic High Income Portfolio
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Dividend Portfolio
BlackRock GNMA Portfolio
BlackRock Growth Prepared Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Investment Grade Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Moderate Prepared Portfolio
BlackRock Multi-Asset Income Portfolio
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd.
BlackRock U.S. Government Bond Portfolio
LifePath® Active 2015 Portfolio
LifePath® Active 2020 Portfolio

LifePath® Active 2025 Portfolio
LifePath® Active 2030 Portfolio
LifePath® Active 2035 Portfolio
LifePath® Active 2040 Portfolio
LifePath® Active 2045 Portfolio
LifePath® Active 2050 Portfolio
LifePath® Active 2055 Portfolio